The Palmetto Bank
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Palmetto Bancshares, Inc.
(NASDAQ: PLMT)

Annual Meeting of Shareholders
May 21, 2015

Informational Update to Shareholders:

Samuel L. Erwin,
Chairman of the Board and Chief Executive Officer
and
Lee S. Dixon,
Chief Operating and Chief Risk Officer

Forward Looking Statements

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Certain statements in this News Release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically; and (4) the impacts of our pending merger with United Community Banks, Inc. on our expenses and operations and the outcome of the required regulatory approvals related to such proposed merger. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (http://www.sec.gov), including the "Risk Factors" included therein. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

Focus on Franchise Value

Strong Franchise and Leadership

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1. **Size and scale**
   - 3rd largest bank headquartered in South Carolina and largest bank headquartered in the Upstate by assets at March 31, 2015 (1)
   - 25 branches all located within 1 hour drive of Greenville and approximately equidistant between Atlanta, Charlotte, Asheville and Columbia
   - 24/7/365 service through mobile banking, online banking, voice response unit and ATMs

2. **Deposit franchise**
   - Premier deposit-gathering franchise in attractive Upstate South Carolina
   - 7th in deposit share in the Upstate at 4.53% (behind Wells Fargo, Bank of America, BB&T, SunTrust, TD and First Citizens) (2)

3. **Team**
   - Seasoned Senior Leadership Team
   - Experienced team with deep local market relationships
   - Executing a comprehensive Strategic Plan with measurable results

4. **Cleansed balance sheet**
   - Asset quality aggressively addressed
   - Credit problems identified and substantially resolved

(1) Source: SNL
(2) Source: FDIC Market Share Report as of June 30, 2014 (most recent FDIC report available)

Specialized Lines of Business with Tailored Go-To-Market Strategies

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1. **Commercial Banking:** SBA loans, business banking, corporate banking, treasury management, and merchant services

2. **Retail Banking:** Consumer banking and lending, mortgage, credit cards, and indirect auto

3. **Wealth Management:** Trust, brokerage, private banking, insurance, and financial planning

4. **Support Groups**: Enable the above with disciplined expense management and sound risk management

Tailored products, services, bundled offerings, expertise, technology, infrastructure, marketing, etc.

Vibrant Upstate South Carolina Economy

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1. **Significant international presence:** 250+ international companies, resulting in the highest international per capita investment in the US

2. **Robust employment market highlighted by national and regional corporate headquarters (1):** BMW (8,000), Michelin (6,735), Bi-Lo (4,749), Milliken (3,200), GE (3,200), Duke Energy (3,200), Flour (2,260), Sealed Air (2,000), Robert Bosch (1,400), and Nestle (1,200)
   - Inland Port opened in October 2013 and expected to generate significant new intra- and inter-state commerce; results ahead of schedule through March 2015

3. **Strong academic institutions:** Clemson, Furman, Wofford, Converse, Bob Jones, Erskine, Presbyterian, Southern Wesleyan, Anderson, and USC Medical School

4. **Excellent quality of life:**
   - Top 10 Transformed Neighborhood, Forbes 2013
   - #2 Best Cities for Jobs this Fall, Forbes 2013
   - Best Towns 2013, Outside Magazine, September 2013
   - The Next Big Food City of The South, Esquire, March 2013
   - 9th Best Park in the US - Falls Park on the Reedy, Trip Advisor 2013
   - Favorite Unexpected Vacation Destination, O (the Oprah Magazine) 2013
   - Top Destination for 2015, CBS This Morning, 2015

(1) Source: GSA Business, Book of Lists 2015

Attractive (and Competitive) Banking Market in Upstate South Carolina

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1. **The Upstate of South Carolina is a heavily banked market** with new entrants attempting to penetrate the market due to its attractive demographics and economic factors

2. **Many national and regional banks** compete in the market, with new entrants through acquisitions, "platform" banks and *de novo* expansion
   - Large, legacy competitors include Bank of America, SunTrust, Regions and BB&T
   - Large banks acquiring into the market over the past few years include Toronto Dominion (Carolina First) and Wells Fargo (Wachovia)
   - "Platform" banks include Certus, Capital Bank and Park Sterling
   - *De novo* entrants include Fifth Third, PNC, and United Community

3. **Larger "local" competitors include** South State Bank and First Citizens, with additional market participants comprised of smaller community banks, S&Ls and credit unions

4. **Non-bank competitors** are also headquartered in the Upstate, such as World Acceptance, Advance America and A/R Funding

The Palmetto Bank Legacy – Serving the Upstate for 108 Years!

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LEGAL HOLIDAY
PALMETTO BANK

Proposed Merger with United Community Banks, Inc. – Announced April 22, 2015

United Overview

1. Agreement and Plan of Merger announced April 22, 2015
2. United has $7.2 billion in assets and 104 branches in 4 states (1)
   a. Pro forma total assets are $9.2 billion (2)
   b. Only 1 branch overlap (in Greenville)
3. Similar lines of business and business philosophies
4. Consistent focus on community banking and local service
5. Cultural fit given operating histories and similarities of communities in which we have branches

(1) As of March 31, 2015.
(2) As of March 31, 2015, including MoneyTree Corporation (closing effective May 1, 2015) and Palmetto.

Southeastern Community Bank Franchise

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Geographic Diversity [1]

State	Loans ($Bn)	Deposits ($Bn)
Georgia	3.2	4.7
South Carolina	1.3	1.0
North Carolina	0.6	0.9
Tennessee	0.5	0.7
Other / Brokered	0.3	0.5
Total	**5.9**	**7.8**

Contiguous Southeastern Footprint



Nashville
Knoxville
Tennessee
81
40
85
North Carolina
40
Greenville
77
26
South Carolina
20
Atlanta
20
Georgia
95
185
85
16
Savannah
75
Florida
10
United Community Banks, Inc. (104)
Palmetto Bancshares, Inc. (25)

(1) As of March 31, 2015, including MoneyTree Corporation (closing effective May 1, 2015) and Palmetto.

Diversified Loan and Deposit Mix

United Loans


Consumer & Other 9%
1-4 Family 28%
Commercial & Industrial 15%
Construction & Development 11%
CRE & Multifamily 37%

Total: $4,804MM

Palmetto Loans


Consumer & Other 11%
1-4 Family 26%
Commercial & Industrial 11%
Construction & Development 6%
CRE & Multifamily 46%

Total: $836MM

Combined Loans (1)


Consumer & Auto 9%
1-4 Family 28%
Commercial & Industrial 14%
Construction & Development 10%
CRE & Multifamily 39%

Total: $5,640MM

United Deposits


Brokered 8%
Jumbo Time 8%
Retail Time 11%
Transaction 48%
MMDA & Savings 25%

Total: $6,438MM

Palmetto Deposits


Jumbo Time 7%
Retail Time 10%
Transaction 59%
MMDA & Savings 24%

Total: $967MM

Combined Deposits (1)


Brokered 7%
Jumbo Time 7%
Retail Time 11%
Transaction 50%
MMDA & Savings 25%

Total: $7,405MM

(1) As of March 31, 2015.

Reception to the Proposed Merger

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1. Communities
2. Clients
3. Analysts
4. Team

Timing (subject to change)

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1. Legal effective date
   a. Banking regulatory approval required: applications filed earlier in May
   b. Palmetto shareholder approval required
      i. Special meeting of shareholders will be held after banking regulatory approval is received
      ii. Proxy statement will be distributed to Palmetto shareholders (including voting instructions and an election form regarding the cash/stock consideration)

2. System conversion date tentatively targeted for first quarter 2016
   a. This date is the likely date for changes to signage, products and services, etc.

3. Continue current operations as **The Palmetto Bank** through the legal effective date and then practically through the system conversion date

Team Engagement and Focus Through the Transition

1. Serve clients!

2. Produce loans!

3. Gather deposits!

4. Support each other!

Continue to grow relationships and revenues!

2014 Highlights

2014 Highlights

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1. **Profitability**
   - Net income of $9.4 million
   - Net interest income declined $1.2 million given low interest rates (net interest margin of 3.80% in 2014)
   - Negative provision for loan losses of $2.3 million as asset quality improved

2. **Revenues and Expenses**
   - Increased revenues resulting from comprehensive comparison of fees to local competition (with incremental annual revenue expected to be realized in 2015)
   - Reduced noninterest expenses by $2.2 million (with additional expense reductions expected to be realized in 2015)

3. **Lending**
   - Net loan growth of $37.5 million (4.9%) based on gross loan originations of $256 million (-0.5% organic loan growth)
   - Growth included purchased loans to replace unscheduled payoffs and supplement organic loan growth to begin 2015 with a higher level of earning assets

2014 Highlights

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4. **Asset quality**
   - Continued improving trends with $7.5 million decline in credit-related expenses (net charge-offs declined $3.5 million)
   - Classified assets to capital ratio of 30.6% at 12/31/14

5. **Deposits**
   - Total deposit growth of 2.3% (noninterest bearing growth was 10.2%)
   - Cost of funds of .05% at 12/31/14
   - Executing retention strategies, including preparations for rising interest rates
   - New accounts implemented: basic business checking and student checking

6. **Capital and Stock**
   - Well-capitalized
   - Resumed quarterly dividend in third quarter 2014
   - 2014 stock price appreciation of 29%

2014 Highlights

7. **Regulatory**
   - No formal regulatory restrictions
   - Satisfactory CRA performance rating

8. **Technology**
   - Implemented new technology to improve the client experience (e.g., online personal financial management and upgraded mobile banking app), risk management and internal efficiency

9. **Reputation**
   - Positive market perception and continued client loyalty (in particular, deposits)

Key Operating and Performance Metrics

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	FY 2014	FY 2013
Balance Sheet		
Total Assets	$1,118,811	$1,090,229
Gross Loans	805,059	767,513
Total Deposits	928,320	907,360
Core Deposits	860,901	827,706
Total Equity	133,044	123,817
Tangible Common Equity	133,044	123,817
Loan to Deposit Ratio	86.72%	84.59%
Capital		
TCE / TA	11.89%	11.36%
Tier 1 Leverage Ratio	12.15%	11.03%
Tier 1 Risk Based Capital Ratio	15.00%	14.24%
Total Risk Based Capital Ratio	16.26%	15.49%
Asset Quality		
Nonperforming Assets	$18,477	$22,653
Classified Assets	44,481	50,708
Classified / Tier 1 + ALL	30.63%	37.32%
NPAs / Assets	1.65%	2.08%
Allowance for Loan Losses	12,920	16,485
Allowance / Gross Loans	1.60%	2.15%

	FY 2014	FY 2013
Performance Metrics		
ROAA (1)	0.85%	2.53%
ROAE (1)	7.22%	26.06%
Net Interest Margin	3.80%	3.85%
Yield on Loans	4.66%	5.12%
Cost of Deposits	0.05%	0.23%
Noninterest Income / AA	1.24%	1.35%
Noninterest Expense / AA	3.66%	3.86%
Efficiency Ratio	76.22%	76.81%

(1) FY 2013 includes the impact of the reversal of the valuation allowance on the deferred tax asset.

Proactively Re-positioned Loan Composition

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Other 1.6%
Consumer 9.6%
1-4 Family 25.4%
C&I 10.1%
C&D - Other 2.6%
C&D - Land 3.3%
Multifamily 1.1%
Owner-Occupied CRE 19.2%
Non-Owner-Occupied CRE 27.1%

Loan Composition	4Q 2009		4Q 2014	
	($000)	% of Portfolio	($000)	% of Portfolio
1-4 Family	203,330	19.5%	204,439	25.4%
Multifamily	9,878	0.9%	9,025	1.1%
Owner-Occupied CRE	120,402	11.6%	154,473	19.2%
Non-Owner-Occupied CRE	366,702	35.2%	218,464	27.1%
Construction & Dev- Land	160,405	15.4%	26,901	3.3%
Construction & Dev - Other	37,876	3.6%	21,162	2.6%
Commercial & Industrial	61,788	5.9%	80,927	10.1%
Consumer	76,296	7.3%	76,984	9.6%
Other	3,635	0.3%	12,684	1.6%
Loans held for investment	1,040,312	100.0%	805,059	100.0%

- While still a significant component of the overall loan portfolio, the mix within Commercial Real Estate has changed to a higher percentage of owner-occupied
- Construction & Development - Land has been dramatically reduced through payoffs and disposal of higher-risk land and land-development loans

Strong Core Deposit Mix and Low Cost of Deposits

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CDs > $100k
7.3%
Noninterest Bearing Deposits
21.1%
CDs < $100k
11.1%
Savings
9.7%
Money Market
14.9%
Interest Checking
35.8%

Strategic reduction in higher cost time deposits has contributed to a strong funding mix and lower overall cost of funds

Executing specific strategies by line of business to continue to grow core deposits

	2009	2010	2011	2012	2013	2014
Core Deposits / Deposits	78.3%	78.9%	81.4%	82.5%	91.2%	92.7%
Cost of Deposits	1.65%	1.16%	0.82%	0.49%	0.23%	0.05%

The significant core deposit base is indicative of the Bank's 108-year heritage in the Upstate of South Carolina

Proactive Management of Both Noninterest Income and Expense

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Noninterest Income	FY 2014	FY 2013
Service charges on deposits	$ 7,027	$ 6,902
Fees for trust, investment management and brokerage [(1)]	642	2,039
Mortgage banking income	1,509	2,008
Debit card and ATM income	2,437	2,400
Trading account income	501	170
Other	1,297	1,007
Operating noninterest income	13,413	14,526
Gain on sales of securities	125	310
Total noninterest income	$ 13,538	$14,836

Noninterest Expense	FY 2014	FY 2013
Salaries and personnel	$ 18,750	$20,107
Occupancy and equipment	8,290	7,973
Professional services	2,883	2,083
FDIC insurance assessment	1,142	1,439
Marketing	1,058	1,051
Other	5,686	5,567
Total operating expenses	37,809	38,220
Foreclosed assets writedowns and expenses	1,827	3,373
Gain on other loans held for sale	-	(326)
Loan workout expenses	505	1,066
Total non-operating expenses	2,332	4,113
Total noninterest expense	$ 40,141	$42,333

Diversified
noninterest income base with incremental revenue enhancement strategy beginning July 1, 2014

Continued focus on expense management
while providing infrastructure to support growth

(1) FY 2014 reflects the full year impact of changes to the Trust and Brokerage business models during FY 2013; operating expenses associated with these changes declined a similar amount.

Closing Thoughts

Thank you for your support!

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

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This communication is being made in respect of the Merger involving Palmetto and United. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger, United will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of Palmetto. United also plans to file other documents with the SEC regarding the Merger with Palmetto. Palmetto will mail the final proxy statement/prospectus to its shareholders. **BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.** The proxy statement/prospectus, as well as other filings containing information about Palmetto and United, will be available, without charge, at the SEC's website (http://www.sec.gov). Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the Merger can also be obtained, when available, without charge, from Palmetto's website (http://www.palmettobank.com) and United's website (http://www.ucbi.com).

PARTICIPANTS IN THE MERGER SOLICITATION

Palmetto and United, and certain of their respective directors, executive officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of Palmetto in respect of the Merger. Information regarding the directors and executive officers of Palmetto and United and other persons who may be deemed participants in the solicitation of the shareholders of Palmetto in connection with the Merger will be included in the proxy statement/prospectus for Palmetto's special meeting of shareholders, which will be filed by United. Information about Palmetto's directors and executive officers can also be found in Palmetto's definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 1, 2015, and other documents subsequently filed by Palmetto with the SEC. Information about United's directors and executive officers can also be found in United's definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on March 31, 2015, and other documents subsequently filed by United with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.